AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT


          This Amendment No. 3 to Asset Purchase Agreement is made between Seragen, Inc., a Delaware corporation having a usual place of business at
97 South Street, Hopkinton, Massachusetts (the "Seller"), and Trustees of Boston University, a Massachusetts not-for-profit corporation having a usual place of business at 881 Commonwealth Avenue, Boston, Massachusetts (the "Buyer"), ss of October 21, 1997, for the purpose of amending that certain Asset Purchase Agreement, dated as of February 14, 1997, and amended as of May 16, 1997, and August 25, 1997 (as amended, the "Asset Purchase Agreement"), between the Seller and the Buyer.

          THE PARTIES AGREE AS FOLLOWS:

          1. Section 1.05 of the Asset Purchase Agreement is amended by deleting therefrom the date "November 28, 1997," and replacing it with "December 31, 1997."

          2. As between the parties hereto, this amendment shall be deemed for all purposes to be and have become effective as of February 14, 1997.

          3. Except as modified by this Amendment No. 3, the Asset Purchase Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the Buyer and Seller have executed this Amendment No. 3 as of the date first set forth above.

                              SERAGEN, INC.



                              By:  \s\ Reed R. Prior
                                   -----------------------
                                   Reed R. Prior, Chairman,
                                   Chief Executive Officer
                                   and Treasurer


                              TRUSTEES OF BOSTON UNIVERSITY




                              By:  \s\ Kenneth G. Condon
                                   ---------------------------
                                   Kenneth G. Condon, Treasurer